ANNUAL MEETING OF SHAREHOLDERS MAY 20, 2019 Exhibit 99.1

PROPOSALS PROPOSAL 1: Election of Directors PROPOSAL 2: Advisory Vote to Approve Executive Compensation PROPOSAL 3: Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation PROPOSAL 4: Ratification of Appointment of Independent Registered Public Accounting FIRST INTERNET BANCORP | 2

VOTING FIRST INTERNET BANCORP | 3

PRELIMINARY RESULTS FIRST INTERNET BANCORP | 4

ADJOURNMENT FIRST INTERNET BANCORP | 5

COMPANY UPDATE FIRST INTERNET BANCORP | 6

FORWARD LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to the financial condition, results of operations, trends in lending policies, plans, objectives, future performance or business of the Company. Forward-looking statements are generally identifiable by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “pending,” “plan,” “preliminary,” “should,” “will,” “would” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial real estate, commercial and industrial, public finance and healthcare finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; fluctuations in interest rates; general economic conditions; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. FIRST INTERNET BANCORP | 7

WHO WE ARE FIRST INTERNET BANK INDUSTRY PIONEER IN BRANCHLESS LAUNCHED IN DELIVERY OF CONSUMER AND COMMERCIAL BANKING SERVICES 1999 HEADQUARTERED IN FISHERS (INDIANAPOLIS AREA), TH CELEBRATING OUR 20 WITH A LOAN PRODUCTION OFFICE IN TEMPE ANNIVERSARY (PHOENIX AREA) FIRST STATE-CHARTERED, FDIC-INSURED INTERNET BANK EXPERIENCED MANAGEMENT TEAM FIRST INTERNET BANCORP | 8

WHO WE ARE – OUR TEAM Talented People Meaningful Work Community Involvement Professional and Personal Growth FIRST INTERNET BANCORP | 9

WHO WE ARE – OUR CULTURE . We champion an innovative and entrepreneurial spirit . We reward a “can do” mindset that overcomes obstacles . We are dedicated to community service and involvement FIRST INTERNET BANCORP | 10

WHAT WE OFFER DIVERSIFIED ASSET GENERATION PLATFORM Commercial - National Commercial - Regional . C&I – Central Indiana . Single tenant lease financing . C&I – Arizona . Public finance . Investor CRE – Central Indiana . Healthcare finance (via relationship with . Construction – Central Indiana Lendeavor) Consumer - National . Digital direct-to-consumer mortgages . Specialty lending – horse trailers and RVs FIRST INTERNET BANCORP | 11

FIRST INTERNET BANK – THEN AND NOW 2010 2018 Assets $504 million $3.5 billion Loans $306 million $2.7 billion Deposits $423 million $2.7 billion Employees 52 201 Locations 1 (HQ) 2 (HQ + LPO) FIRST INTERNET BANCORP | 12 DATA IS AS OF 12/31/10 AND 12/31/18, RESPECTIVELY

OUR 2018 ACCOMPLISHMENTS

2018 HIGHLIGHTS . Delivered Strong Results Total Assets . Grew total revenue Crossed $3 Billion Mark . Grew loans and deposits Total Revenue . Record net income $71.0 Million . Maintained strong credit quality Net Income . Implemented stock buy-back $21.9 Million program . Continued to invest in strategic Diluted Earnings Per Share priorities to create long-term $2.30 shareholder value NPLs to Total Loans 0.03% FIRST INTERNET BANCORP | 14

BALANCE SHEET GROWTH STRONG GROWTH IN LOANS, DEPOSITS AND SHAREHOLDER EQUITY DEMONSTRATES OUR TEAMS’ ABILITY TO BUILD RELATIONSHIPS Total Assets Total Loans Dollars in millions Dollars in millions $3,542 $2,716 CAGR: 34.6% CAGR: 40.2% $2,768 $2,091 $1,854 $1,251 $1,270 $954 $971 $732 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Total Deposits Shareholders’ Equity Dollars in millions $2,671 Dollars in millions CAGR: 31.7% $2,085 CAGR: 26.0% $289 $224 $1,463 $154 $956 $759 $97 $104 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 FIRST INTERNET BANCORP | 15

REVENUE GROWTH BALANCE SHEET GROWTH FUELS NET INTEREST INCOME $71,027 $64,523 $8,760 $53,766 $10,541 $40,894 $14,077 $29,461 $10,141 $62,267 $7,174 $53,982 $39,689 $30,753 $22,287 2014 2015 2016 2017 2018 Net Interest Income Non Interest Income FIRST INTERNET BANCORP | 16 DOLLARS IN THOUSANDS

EXCELLENT CREDIT QUALITY ASSET QUALITY REMAINS AMONG THE BEST IN THE INDUSTRY DRIVEN BY STRONG CREDIT CULTURE AND LOWER-RISK ASSET CLASSES NPAs / Total Assets NPLs / Total Loans 0.09% 0.50% 0.37% 0.31% 0.04% 0.04% 0.21% 0.03% 0.10% 0.02% 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Allowance for Loan Losses / NPLs Net Charge-Offs (Recoveries) / Average Loans 5,001% 1,960% 1,784% 2,013% 1,014% 0.00% (0.07%) 0.15% 0.05% 0.04% 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 FIRST INTERNET BANCORP | 17

WITHOUT A ROOF, YOU CAN SEE THE SKY Focused on the Future

CONTINUOUS REFINEMENT OF CORE BUSINESSES PASSION FOR ENHANCED EXPERIENCES CREATES POSITIVE OUTCOMES Streamlined customer-facing Enhanced workflow = interfaces, better experience improved efficiencies FIRST INTERNET BANCORP | 19

SMALL BUSINESS, BIG OPPORTUNITY . Complementary to existing business lines . Diversifies revenue in a capital efficient manner . Opportunities on both sides of the balance sheet Enhanced Treasury Upgraded Digital SBA Lending Management Capabilities Account Access FIRST INTERNET BANCORP | 20

INVESTOR RELATIONS www.FirstInternetBancorp.com investors@FirstIB.com Nasdaq: INBK